Supplement to the
Fidelity® Cash Management Funds
Treasury Fund -
Advisor B Class and Advisor C Class
December 29, 2001
Prospectus

The following information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 10 will no longer be applicable.

Purchase amounts of more than $1 million will not be accepted for Class C shares. This limit does not apply to purchases of Class C shares made by an employee benefit plan (as defined in the Employee Retirement Income Security Act), 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

DMFB/DMFC-02-01 January 23, 2002
1.480136.107